Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated May 30, 2024, is by and among GOOD TIMES RESTAURANTS INC., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders and CADENCE BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated April 20, 2023 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement), as amended hereby;

WHEREAS, the Loan Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders hereby agree to amend the Credit Agreement, in each case, subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1         Amendments to Credit Agreement

(a)         Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

“Second Amendment Effective Date” means May 30, 2024.

“West Stock Repurchase” means the repurchase of Equity Interests of the Borrower on or about the Second Amendment Effective Date in an aggregate amount not to exceed $445,317.60 pursuant to (i) that certain Stock Repurchase Agreement dated as of May 23, 2024 by and between the Borrower and West Interests LLC, a Texas limited liability company and (ii) that certain Stock Repurchase Agreement dated as of May 23, 2024 by and between the Borrower and West Partners LP, a Texas limited partnership.

(b)         The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDAR for the period of four fiscal quarters of the Borrower most recently ended, minus (ii) federal, state, local and foreign income taxes of the Borrower and its Subsidiaries on a consolidated basis, paid in cash during such period, minus (iii) Restricted Payments (other than (x) Restricted Payments made in cash on or before December 31, 2022 in an aggregate amount not to exceed $5,000,000 and (y) the West Stock Repurchase) made in cash for such period, minus (iv) Consolidated Maintenance Capital Expenditures made for such period to (b) Consolidated Fixed Charges for the period of four fiscal quarters of the Borrower most recently ended.

(c)         Section 7.06 is hereby amended to (i) delete the “and” at the end of clause (b), (ii) replace the “.” at the end of clause (c) with “; and”, and (iii) add a new clause (d) to read as follows:

(d)         the Borrower may make Restricted Payments in the form of the West Stock Repurchase.

ARTICLE II

CONDITIONS

2.1         Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Second Amendment Effective Date”) upon receipt by the Administrative Agent of the following:

(a)         a copy of this Amendment duly executed by each of the Borrower, the Guarantors, the Administrative Agent and the Lenders; and

(b)         any fees and expenses owing to the Administrative Agent (including all reasonable fees, charges and disbursements of counsel to the Administrative Agent) and the Lenders in connection with this Amendment.

ARTICLE III
MISCELLANEOUS

3.1         Amended Terms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2         Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)         Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)         The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

(c)         No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Loan Parties of this Amendment.

(d)         The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that are qualified by materiality, which are true and correct in all respects).

(e)         No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)         The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)         The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3         Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4         Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5         Expenses. The Loan Parties agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6         Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7         Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

3.8         GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9         Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10         Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	GOOD TIMES RESTAURANTS INC., a Nevada corporation

	By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer, President and Secretary

GUARANTORS:	GOOD TIMES DRIVE THRU INC., a Colorado corporation

	By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer, President and Secretary

GOOD TIMES RESTAURANTS INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

BAD DADDY’S FRANCHISE DEVELOPMENT,

BAD DADDY’S BURGER BAR, LLC,

BAD DADDY’S BURGER BAR OF BALLANTYNE, LLC,

BAD DADDY’S BURGER BAR OF BIRKDALE, LLC,

BAD DADDY’S BURGER BAR OF CARY, LLC,

BAD DADDY’S BURGER BAR OF MOORESVILLE, LLC,

BAD DADDY’S BURGER BAR OF SEABOARD, LLC,

BAD DADDY’S BURGER BAR OF WINSTON-SALEM, LLC,

BAD DADDY’S OF FAYETEVILLE, LLC,

BD OF GREENVILLE, LLC

BD OF WENDOVER COMMONS, LLC,

BDBB OF OLIVE PARK NC, LLC,

each a North Carolina limited liability company

BD OF COLORADO LLC, a Colorado limited liability company

BD OF MCDANIEL VILLAGE, LLC, a South Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: Chief Executive Officer, President and Secretary

GOOD TIMES RESTAURANTS INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	CADENCE BANK, as Administrative Agent

	By:	/s/ Henry Loong
Name: Henry Loong
Title: Vice President

LENDERS:	CADENCE BANK, as a Lender and L/C Issuer

	By:	/s/ Henry Loong
Name: Henry Loong
Title: Vice President

GOOD TIMES RESTAURANTS INC.

SECOND AMENDMENT TO CREDIT AGREEMENT